UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2021

DATE OF REPORTING PERIOD: January 1, 2021 through June 30, 2021

ITEM 1. REPORT TO SHAREHOLDERS.

Growth and Income Portfolio

SEMIANNUAL REPORT JUNE 30, 2021

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Contract Owners1

Investment Team Discussion4

Expense Overview8

Schedule of Investments10

Statement of Assets and Liabilities15

Statement of Operations16

Statements of Changes In Net Assets17

Notes to Financial Statements18

Financial Highlights25

Report of Independent Registered
Public Accounting Firm26

Trustee Approval of
Management Agreement27

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your semiannual report for the six-month period ended June 30, 2021. In this report, you will find commentary from the Calamos investment team as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

About the Portfolio

The Calamos Growth and Income Portfolio follows a time-tested strategy to pursue consistent performance over full market cycles, as well as income. The portfolio is managed to provide lower-volatility participation in the stock market, which we believe makes it a compelling choice for long-term asset allocation needs.

Our team can invest in an array of growth and income-producing investments, including stocks, convertible bonds and other corporate securities. This multi-asset class strategy is designed to enhance performance and mitigate exposure to downward moves in the stock market. Our broad opportunity set differentiates the Portfolio from “balanced” funds that focus more exclusively on stocks and traditional bonds as well as from equity funds that focus only on low price or low volatility.

Over the course of the semiannual period, we believe the portfolio demonstrated the benefits of our approach. In a volatile period for stocks, the Portfolio posted a strong gain in absolute terms. The Portfolio advanced 11.78% for the six months ending June 30, 2021, capturing the majority of the upside of the U.S. equity market as measured by the S&P 500 Index, which rose 15.25%. The Portfolio outpaced the broad U.S. convertible market, which gained 6.72% as measured by the ICE BofA All U.S. Convertibles ex-Mandatory Index, and the broad U.S. investment-grade bond market, which returned -1.60% as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Our portfolio management team believes income-generating investments can enhance the overall risk/reward profile of the Portfolio. However, income continues to be more difficult to come by as central banks around the world maintain highly accommodative

Letter to Contract Owners

2   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

monetary policies to help promote economic activity. The Portfolio’s income distributions during the reporting period represent approximately 0.50% of the portfolio’s net asset value on December 31, 2020 (the beginning of the reporting period), on an annualized basis.

Market Review

During the semiannual period, stocks and convertible securities advanced, supported by vaccine rollouts, positive economic data, fiscal stimulus and accommodative monetary policy. However, markets were turbulent and characterized by leadership rotation due to uncertainties and changing outlooks for economic growth, short-term interest rates, fiscal policy and inflation. Against this backdrop, market leadership rotated from growth stocks to cyclical and value names, and back to growth again. In the fixed-income market, both investment-grade and high-yield bonds advanced, with the latter outpacing the former.

Outlook

The economic backdrop and strong corporate fundamentals provide reason for optimism. The economic recovery in the U.S. has been especially robust, supported by COVID-19 vaccination progress, fiscal stimulus, strong consumer activity, job growth, and corporate innovation and profitability. The rise in inflation that we’ve seen so far this year has been sudden but not out of control nor surprising given the broader landscape. Importantly, moderate inflation is generally not a danger to a healthy economy.

Although there are pockets of the capital markets where prices are stretched, there are many attractive opportunities within the stock and convertible markets relative to underlying company fundamentals, positive earnings announcements, growth potential and interest rates. In this period of accelerated disruption, many corporations are exceeding earnings expectations, both through innovative business strategies and by making cost cuts and adjustments that have significant positive impacts on the bottom line.

However, we are prepared for volatility, leadership rotations and sideways-moving markets as the economy makes its way through this phase of the economic cycle. Many of the concerns that have shaped markets during the first half of the year will remain at the forefront of investors’ attention, such as inflation, interest rate hikes, and the impact of COVID-19 variants. Fiscal policy also will contribute to volatility as markets contemplate potential changes to the tax and regulatory environment.

Letter to Contract Owners

In this environment, we believe our active management and multi-asset class approach will serve the Growth and Income Portfolio well. We are in a market that favors individual security selection driven by fundamental research and vigilance about potential downside risks. As new investment themes emerge, our investment team continues to find many well-priced opportunities, including long-term secular growers as well as beneficiaries of economic reopening.

As we noted, one key differentiator of the Portfolio is our use of convertible securities as a portfolio cornerstone alongside stocks. Convertible securities are hybrid instruments that combine attributes of equities and fixed-income securities. With active management, convertibles can provide powerful levers for enhancing the balance between reward and risk in the Portfolio. Equity characteristics provide the opportunity for a convertible to participate in the gains of its underlying stock, while fixed-income characteristics may help mitigate its exposure to the equity downside.

Additionally, convertibles have been less vulnerable than traditional bonds to the impact of rising interest rates, which we believe is an especially important advantage in an environment where bonds may face more headwinds. Our team draws upon decades of proprietary experience as we use convertibles within the Calamos Growth and Income Portfolio.

In Closing

Thank you for your trust. We are honored to help you achieve your financial goals. Please visit our website, www.calamos.com, for additional resources on asset allocation, the markets and the economy.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing. Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice.

4   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the six-month period ended June 30, 2020, the Calamos Growth and Income Portfolio (the “Portfolio”) gained 11.78%, trailing the 15.25% return of the S&P 500 Index (the Portfolio’s benchmark) while outperforming the ICE BofA All U.S. Convertibles ex Mandatory Index 6.72% return.

In this Portfolio, we own equities and equity-sensitive convertible bonds or income producing convertible preferred stocks that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. Risk-conscious positioning served the Portfolio well over the reporting period, capturing the significant gains during a strongly performing equity market. But it is noteworthy that the Portfolio did especially well early in the period during the volatile months before the equity market turned a bit more “risk-on.” Sector positioning was broadly neutral in terms of contribution to relative performance for the period versus the S&P 500 Index, whereas security selection detracted from relative performance.

We manage the Portfolio with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles via a quality-growth strategy. Since its inception on May 19, 1999, the Portfolio has returned 8.50% on an annualized basis versus a 7.42% annualized gain for the S&P 500 Index and 9.36% annualized increase for the ICE BofA All U.S. Convertibles ex Mandatory Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified mix of equity securities, convertible instruments (including synthetic convertibles), and fixed-income securities of U.S. companies. In pursuing its total return investment objective, the Portfolio’s investment team endeavors to use these different securities to strike the appropriate balance between risk and reward with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility characteristics.

We believe the Portfolio’s historically lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.75 versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

SECTOR WEIGHTINGS

Information Technology	25.3%
Consumer Discretionary	14.8
Health Care	12.1
Industrials	11.3
Communication Services	10.6
Financials	10.5
Consumer Staples	4.8
Energy	3.1
Utilities	2.8
Materials	2.4
Real Estate	1.8
Other	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Investment Team Discussion

Although we compare our strategy with an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk-management process, but it can also cause Portfolio results to lag the benchmark return during periods of strong equity market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

What factors influenced performance?

COVID-19 continued to be the dominant story for the markets during the reporting period, with the focus turning toward the rate of vaccinations in the U.S. and abroad as well as the pace of economic reopening. That said, COVID-19 and the recovery response were not the only key issues for investors during the period. Early in the period, investors wrestled with a peculiar chain of events including an impeachment, an inauguration, the storming of the U.S. Capitol, short squeezes and stock chatter via social media that resulted in a hedge fund closing its doors, as well as a near doubling of yields on the 10-year U.S. Treasury. Broadly speaking, economic data continued to point to strength during the quarter, highlighted by U.S. real GDP registering a 6.4% growth rate for first quarter of 2021. Accommodative fiscal and monetary policy, improving U.S. and global vaccination rates, and easing restrictions on mobility all bolstered investor enthusiasm. The Federal Reserve surprised some investors in June, indicating that they may raise interest rates sooner than prior expectations in light of inflation data. U.S. CPI measured +5.0% year over year in May, though many question whether inflation is a temporary versus prolonged phenomenon in light of economic shutdowns and supply-chain disruptions. The June meeting suggested the potential for two hikes in 2023, whereas the expectations just three months earlier had been for no interest rate hikes during 2023. “Reopening stocks” that had performed quite well since October 2020 cooled off a bit in response to the Fed’s change in potential rate hike plans.

Within the U.S. equity market, as represented by the S&P 500 Index, value stocks and growth stocks ended the period with broadly similar performance, though leadership changed dramatically during the period. The view on growth stocks versus value stocks can somewhat be thought of as a proxy for more cyclical and re-opening (value) versus the opposite (growth). For the full six-month period, the S&P 500 Value Index gained 16.30%, while S&P 500 Growth Index returned 14.31%. Looking at sectors within the S&P 500 Index (+15.25%), energy (+46%) was the clear winner as travel and overall economic activity picked up. Financials (+26%), real estate (+23%), communication services (+20%) and industrials (+17%) all outperformed the benchmark for the period. Information technology (+14%), health care (+12%), and consumer discretionary (+11%) all delivered strong returns but lagged the index. Consumer staples (+5%) and utilities (+3%) delivered positive returns but significantly lagged during the period.

Positive Influences on Performance

Materials. The Portfolio’s favorable security selection in materials helped drive relative performance. Copper notably helped, as did specialty chemicals.

Consumer Staples. An average underweight allocation in consumer staples contributed to performance. Specifically, household products and our nonparticipation in distillers & vintners promoted return.

Negative Influences on Performance

Industrials. Over the period, selection within the industrials sector hindered relative returns, as holdings in the airlines and industrial machinery industries lagged on a relative basis.

Information Technology. Security selection within the application software and data processing & outsourced services industries of the information technology sector hurt return.

Investment Team Discussion

6   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

How is the Portfolio positioned?

We have positioned the Portfolio to include companies with improving cash flows that are driving intrinsic value growth to levels higher than current market values. We remain somewhat concerned about rising commodity and labor costs having a negative impact on margins, so we seek companies that have some level of pricing power and those that have other sources of operating leverage.

For more cyclical businesses, we have focused on companies with positive earnings revisions, higher-than-average operating leverage, service economy and consumer discretionary spending exposures, and companies with improved post-pandemic competitive positions. For more traditionally secular growth companies, we have focused on companies with accelerating fundamentals in 2021 or companies that can maintain high growth rates in 2022 and 2023, improving margins, and valuations that we can characterize as “growth at a reasonable price.”

We remain underweight lower-beta areas, especially those with higher-equity valuations. Overweight sectors include consumer discretionary and industrials. We continue to utilize convertible securities in many higher-risk areas of the market, including more aggressive growth companies and deeper cyclical areas, seeking to provide positive asymmetric returns in lower-risk structures.

What closing thoughts do you have for Portfolio shareholders?

The U.S. economy is transitioning from early cycle to mid cycle as the positive impacts of fiscal and monetary policies and the vaccination rate begin to wane and are replaced by more traditional, sustainable, but less-robust growth drivers. We expect positive returns for risk assets during this transition period, with equity market performance leadership transitioning toward more profitable and less economically volatile companies.

We believe the transition to mid cycle should result in lower but still above-longer-term trend GDP growth rates in 2022. During this part of the cycle, we expect economic growth drivers to transition away from policy programs and toward higher consumer spending levels (supported by strong balance sheets, improved employment and higher wages) and robust corporate capital expenditures and inventory rebuild (supported by increased productivity and profitability).

We expect this soft-landing period will be characterized by volatility in economic data as a sustainable equilibrium is struck between labor and good markets, resulting in stabilized inflation and interest rates. Risks include further slowing growth in low-vaccination geographies, a greater slowdown in goods consumption, and overly aggressive increases in taxation and regulation. The COVID-19 Delta variant is also expected to be a source of economic volatility, especially in places where vaccination rates are low, both in the U.S. and internationally. Although we view rising cases and deaths from the Delta variant as a temporary factor, we believe it can have a negative effect on consumer behavior and market sentiment.

In light of these thoughts, we believe our risk-conscious approach is well suited for this economic and market backdrop.

Investment Team Discussion

ANNUALIZED RETURN: SINCE INCEPTION (5/19/99) THROUGH 6/30/21

GROWTH OF $10,000 FOR 10 YEAR PERIOD ENDED 6/30/21

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/21

6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
11.78%	36.25%	16.99%	14.96%	9.88%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Since inception data shown for ICE BofA All U.S. Convertibles Ex Mandatory Index is from 5/31/99 since data is only available for full monthly periods. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICEBofA indices and related data on an ‘as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

Expense Overview

8   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2021 to June 30, 2021, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2021, and held through June 30, 2021.

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2021 and held through June 30, 2021.

Actual Expenses per $1,000	$6.72
Actual - Ending Balance	$1,117.80
Hypothetical Expenses per $1,000	$6.41
Hypothetical - Ending Value	$1,018.45
Annualized expense ratio	1.28%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

10   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (21.4%)
Communication Services (2.1%)
43,000	Eventbrite, Inc.* 0.750%, 09/15/26	$42,349
105,000	Liberty Media Corp-Liberty Formula One 1.000%, 01/30/23	142,797
	Liberty Media Corp.
90,000	1.375%, 10/15/23	119,366
31,000	0.500%, 12/01/50*	35,822
27,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	37,891
43,000	Magnite, Inc.* 0.250%, 03/15/26	38,565
140,000	Snap, Inc.* 0.000%, 05/01/27	149,773
47,000	Twitter, Inc. 0.250%, 06/15/24	64,721
65,000	Zynga, Inc. 0.250%, 06/01/24	89,883
		721,167

Consumer Discretionary (5.7%)
38,000	Bloomin’ Brands, Inc. 5.000%, 05/01/25	92,310
194,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	275,131
100,000	Burlington Stores, Inc. 2.250%, 04/15/25	159,219
85,000	Chegg, Inc.* 0.000%, 09/01/26	88,477
25,000	Dick’s Sporting Goods, Inc. 3.250%, 04/15/25	73,957
85,000	DraftKings, Inc.* 0.000%, 03/15/28	76,633
47,000	Etsy, Inc.^* 0.125%, 09/01/27	60,512
64,000	Expedia Group, Inc.^* 0.000%, 02/15/26	69,341
85,000	Ford Motor Company* 0.000%, 03/15/26	94,100
38,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	39,659
95,000	Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	104,990
44,000	NCL Corp. Ltd- Class C* 5.375%, 08/01/25	80,238
175,000	Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	239,531
85,000	Shake Shack, Inc.* 0.000%, 03/01/28	80,990
7,000	Tesla, Inc. 2.000%, 05/15/24	76,423

PRINCIPAL AMOUNT		VALUE
50,000	Under Armour, Inc. 1.500%, 06/01/24	$98,414
95,000	Vail Resorts, Inc.* 0.000%, 01/01/26	99,569
70,000	Vroom, Inc.* 0.750%, 07/01/26	72,118
48,000	Wayfair, Inc.* 0.625%, 10/01/25	51,236
40,000	Winnebago Industries, Inc. 1.500%, 04/01/25	51,265
		1,984,113

Consumer Staples (0.2%)
85,000	Beyond Meat, Inc.*	87,047

Energy (0.9%)
55,000	EQT Corp.^ 1.750%, 05/01/26	91,624
130,000	Pioneer Natural Resources Company 0.250%, 05/15/25	207,462
		299,086

Financials (0.4%)
50,000	Ares Capital Corp. 4.625%, 03/01/24	54,959
70,000	Realogy Group, LLC / Realogy Co-Issuer Corp.* 0.250%, 06/15/26	72,194
		127,153

Health Care (2.9%)
32,000	CONMED Corp. 2.625%, 02/01/24	51,767
80,000	Dexcom, Inc. 0.250%, 11/15/25	83,979
52,000	Envista Holdings Corp. 2.375%, 06/01/25	111,174
125,000	Exact Sciences Corp. 0.375%, 03/15/27	165,935
44,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	41,289
65,000	Insulet Corp. 0.375%, 09/01/26	88,397
46,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	50,529
55,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	73,292
80,000	NeoGenomics, Inc. 0.250%, 01/15/28	78,612
50,000	Oak Street Health, Inc.* 0.000%, 03/15/26	51,149
70,000	Omnicell, Inc.* 0.250%, 09/15/25	113,261

Schedule of Investments June 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
95,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	$104,082
		1,013,466

Industrials (4.0%)
85,000	Air Canada 4.000%, 07/01/25	131,787
55,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	56,114
17,000	Chart Industries, Inc.* 1.000%, 11/15/24	43,239
100,000	JetBlue Airways Corp.* 0.500%, 04/01/26	100,038
140,000	John Bean Technologies Corp.* 0.250%, 05/15/26	148,841
115,000	Middleby Corp.* 1.000%, 09/01/25	166,260
45,000	Parsons Corp.* 0.250%, 08/15/25	47,898
275,000	Southwest Airlines Company 1.250%, 05/01/25	416,829
80,000	Sunrun, Inc.^* 0.000%, 02/01/26	72,241
185,000	Uber Technologies, Inc.* 0.000%, 12/15/25	188,088
		1,371,335

Information Technology (4.4%)
50,000	Bentley Systems, Inc.* 0.125%, 01/15/26	59,798
41,000	Bill.com Holdings, Inc.* 0.000%, 12/01/25	54,878
75,000	Coupa Software, Inc. 0.375%, 06/15/26	86,843
28,000	Datadog, Inc. 0.125%, 06/15/25	37,625
	Enphase Energy, Inc.*
65,000	0.000%, 03/01/28	63,283
29,000	0.000%, 03/01/26	28,494
25,000	Five9, Inc.* 0.500%, 06/01/25	37,083
65,000	Itron, Inc.* 0.000%, 03/15/26	67,659
80,000	LivePerson, Inc.* 0.000%, 12/15/26	85,701
150,000	Microchip Technology, Inc. 0.125%, 11/15/24	168,884
30,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	43,843
65,000	Okta, Inc.^ 0.125%, 09/01/25	93,820
	ON Semiconductor Corp.
85,000	0.000%, 05/01/27*	88,823
30,000	1.625%, 10/15/23	57,072

PRINCIPAL AMOUNT		VALUE
100,000	Repay Holdings Corp.* 0.000%, 02/01/26	$99,346
90,000	RingCentral, Inc. 0.000%, 03/01/25	100,054
64,000	Shift4 Payments, Inc.* 0.000%, 12/15/25	86,693
19,000	Shopify, Inc.^ 0.125%, 11/01/25	24,727
47,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	65,383
31,000	Square, Inc.* 0.000%, 05/01/26	34,941
30,000	Wix.com, Ltd.* 0.000%, 08/15/25	31,479
30,000	Workday, Inc. 0.250%, 10/01/22	49,420
40,000	Zscaler, Inc.* 0.125%, 07/01/25	62,419
		1,528,268

Materials (0.1%)
33,000	MP Materials Corp.* 0.250%, 04/01/26	35,397

Real Estate (0.7%)
70,000	IH Merger Sub, LLC 3.500%, 01/15/22	114,807
45,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	51,042
75,000	Redfin Corp.* 0.000%, 10/15/25	84,817
		250,666
	TOTAL CONVERTIBLE BONDS (Cost $6,082,558)	7,417,698

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (8.8%)
Communication Services (0.7%)
205	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	258,401

Consumer Discretionary (0.9%)
1,695	Aptiv, PLC 5.500%, 06/15/23	303,100

Financials (0.9%)
1,180	AMG Capital Trust II^ 5.150%, 10/15/37	70,111
2,895	KKR & Company, Inc.^ 6.000%, 09/15/23	223,089
		293,200

12   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Health Care (1.5%)
1,095	Avantor, Inc. 6.250%, 05/15/22	$119,968
1,300	Boston Scientific Corp. 5.500%, 06/01/23	150,878
130	Danaher Corp. 4.750%, 04/15/22	233,819
		504,665

Industrials (1.3%)
800	Colfax Corp. 5.750%, 01/15/22	148,960
2,430	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	293,374
		442,334

Information Technology (0.7%)
170	Broadcom, Inc.^ 8.000%, 09/30/22	258,378

Utilities (2.8%)
995	AES Corp. 6.875%, 02/15/24	107,032
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	56,599
1,890	Dominion Energy, Inc. 7.250%, 06/01/22	183,576
3,750	DTE Energy Company 6.250%, 11/01/22	185,362
1,945	Essential Utilities, Inc. 6.000%, 04/30/22	111,215
	NextEra Energy, Inc.
4,935	4.872%, 09/01/22	277,100
1,210	6.219%, 09/01/23	59,774
		980,658
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,424,233)	3,040,736

Common Stocks (69.3%)
Communication Services (7.8%)
515	Alphabet Inc- Class A#	1,257,522
4,275	Comcast Corp.	243,760
2,015	Facebook, Inc.#	700,635
375	Netflix, Inc.#	198,079
1,710	Walt Disney Company#~	300,567
		2,700,563

Consumer Discretionary (8.2%)
370	Amazon.com, Inc.#~	1,272,859
2,245	General Motors Company#	132,837

NUMBER OF SHARES		VALUE
1,080	Home Depot, Inc.	$344,401
785	Lowe’s Companies, Inc.	152,267
560	McDonald’s Corp.	129,354
2,805	MGM Resorts International	119,633
1,340	NIKE Inc- Class B	207,017
895	Starbucks Corp.	100,070
650	Target Corp.	157,131
190	Tesla, Inc.#	129,143
1,310	TJX Companies, Inc.	88,320
		2,833,032

Consumer Staples (4.6%)
4,990	Coca-Cola Company	270,009
390	Costco Wholesale Corp.	154,311
2,930	Mondelez International, Inc.	182,949
1,345	PepsiCo, Inc.	199,289
1,740	Philip Morris International, Inc.	172,451
1,910	Procter & Gamble Company	257,716
1,500	Sysco Corp.	116,625
1,570	Walmart, Inc.	221,402
		1,574,752

Energy (2.2%)
2,735	Chevron Corp.	286,464
3,480	Exxon Mobil Corp.	219,519
1,920	Hess Corp.	167,654
1,505	Marathon Petroleum Corp.	90,932
		764,569

Financials (9.2%)
1,350	American International Group, Inc.	64,260
583	Assurant, Inc.	91,053
9,845	Bank of America Corp.	405,909
125	BlackRock, Inc.	109,371
3,245	Charles Schwab Corp.	236,268
875	Chubb, Ltd.	139,073
3,415	Citigroup, Inc.	241,611
1,140	Discover Financial Services	134,851
585	Goldman Sachs Group, Inc.	222,025
1,515	Intercontinental Exchange, Inc.	179,831
3,005	JPMorgan Chase & Company	467,398
3,935	KeyCorp	81,258
1,555	Marsh & McLennan Companies, Inc.	218,757
3,680	Morgan Stanley	337,419
510	Northern Trust Corp.	58,966
1,760	US Bancorp	100,267
2,185	Wells Fargo & Company	98,959
		3,187,276

Schedule of Investments June 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Health Care (7.7%)
815	Abbott Laboratories	$94,483
1,345	AbbVie, Inc.	151,501
645	Agilent Technologies, Inc.	95,337
215	Anthem, Inc.	82,087
2,010	Baxter International, Inc.	161,805
1,745	Bristol-Myers Squibb Company	116,601
945	Edwards Lifesciences Corp.#	97,874
345	Eli Lilly & Company	79,184
350	Humana, Inc.	154,952
85	Intuitive Surgical, Inc.#	78,169
1,705	Johnson & Johnson	280,882
2,060	Medtronic, PLC	255,708
2,915	Merck & Company, Inc.	226,699
3,310	Pfizer, Inc.	129,620
230	Stryker Corp.	59,738
230	Thermo Fisher Scientific, Inc.	116,028
1,245	UnitedHealth Group, Inc.	498,548
		2,679,216

Industrials (6.0%)
6,390	Carrier Global Corp.	310,554
10,170	CSX Corp.	326,254
175	FedEx Corp.	52,208
1,610	Honeywell International, Inc.	353,153
1,180	JB Hunt Transport Services, Inc.	192,281
790	Northrop Grumman Corp.	287,110
4,860	Raytheon Technologies Corp.	414,607
580	Union Pacific Corp.	127,559
		2,063,726

Information Technology (20.2%)
765	Accenture PLC- Class A	225,514
430	Adobe, Inc.#~	251,825
505	Advanced Micro Devices, Inc.#	47,435
12,920	Apple, Inc.	1,769,523
2,510	Cisco Systems Inc/Delaware	133,030
1,375	Fidelity National Information Services, Inc.	194,796
495	Global Payments, Inc.	92,832
540	Lam Research Corp.	351,378
1,335	Marvell Technology, Inc.	77,871
795	Mastercard, Inc.	290,247
1,660	Micron Technology, Inc.#	141,067
6,390	Microsoft Corp.~	1,731,051
635	NVIDIA Corp.	508,063
315	PayPal Holdings, Inc.#	91,816
565	QUALCOMM, Inc.	80,755
830	salesforce.com, Inc.#	202,744

NUMBER OF SHARES		VALUE
250	ServiceNow, Inc.#~	$137,388
370	Skyworks Solutions, Inc.	70,948
995	Taiwan Semiconductor Manufacturing Company, Ltd.	119,559
2,130	Visa, Inc.	498,037
		7,015,879

Materials (2.3%)
580	Celanese Corp.	87,928
5,565	Freeport-McMoRan, Inc.	206,517
985	Linde, PLC	284,763
1,110	PPG Industries, Inc.	188,445
240	Vulcan Materials Company	41,777
		809,430

Real Estate (1.1%)
810	American Tower Corp.	218,813
835	Crown Castle International Corp.	162,909
		381,722
	Total Common Stocks (Cost $12,364,989)	24,010,165

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.3%) #
Consumer Discretionary (0.0%)
2 135,940	Tesla, Inc. Call, 09/17/21, Strike $850.00	3,945

Other (0.3%)
8 283,544	Invesco QQQ Trust Series Put, 09/30/21, Strike $320.00 iShares MSCI EAFE ETF	3,908
350 2,760,800	Call, 09/17/21, Strike $82.00	22,050
100 788,800	Call, 12/17/21, Strike $85.00	6,450
120 661,800	iShares MSCI Emerging Markets Call, 09/17/21, Strike $57.00	11,340
30 688,110	iShares Russell 2000 ETF Call, 09/17/21, Strike $225.00	34,545
	S&P 500 Index
2 859,500	Put, 09/30/21, Strike $4,000.00	11,470
2 859,500	Put, 12/31/21, Strike $4,050.00	25,580
		115,343
	Total PURCHASED OPTIONS (Cost $200,160)	119,288

14   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.6%)
1,243,836	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $1,243,836)	$1,243,836
TOTAL INVESTMENTS (103.4%) (Cost $22,315,776)		35,831,723
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.6%)		(1,243,836)
OTHER ASSETS, LESS LIABILITIES (0.2%)		73,975
NET ASSETS (100.0%)		$34,661,862

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
Consumer Discretionary (0.0%)
2 135,940	Tesla, Inc. Put, 09/17/21, Strike $600.00 (Premium $10,830)	(7,100)

NOTES TO SCHEDULE OF INVESTMENTS

^Security, or portion of security, is on loan.

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at June 30, 2021.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $187,285.

†Represents investment of cash collateral received from securities on loan as of June 30, 2021.

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
Bank of New York	Canadian Dollar	07/29/21	17,000	$13,714	$115
State Street Bank and Trust	Canadian Dollar	07/29/21	15,000	12,101	98
State Street Bank and Trust	Canadian Dollar	07/29/21	13,000	10,487	(64)
State Street Bank and Trust	New Taiwanese Dollar	07/29/21	184,000	6,604	(63)
State Street Bank and Trust	New Taiwanese Dollar	07/29/21	170,000	6,102	(33)
					$53

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
State Street Bank and Trust	New Taiwanese Dollar	07/29/21	181,000	$6,496	$56
State Street Bank and Trust	Canadian Dollar	07/29/21	15,000	12,101	103
State Street Bank and Trust	Canadian Dollar	07/29/21	17,000	13,714	338
State Street Bank and Trust	New Taiwanese Dollar	07/29/21	3,222,000	115,645	$(709)
Northern Trust Company	Canadian Dollar	07/29/21	159,000	128,265	(1,093)
					$(1,305)

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Statement of Assets and Liabilities June 30, 2021 (Unaudited)

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $22,315,776)	$35,831,723
Cash with custodian (interest bearing)	149,505
Unrealized appreciation on forward foreign currency contracts	710
Receivables:
Accrued interest and dividends	28,634
Prepaid expenses	1,608
Other assets	88,689
Total assets	36,100,869

LIABILITIES
Collateral for securities loaned	1,243,836
Options written, at value (premium $10,830)	7,100
Unrealized depreciation on forward foreign currency contracts	1,962
Payables:
Portfolio shares redeemed	32,830
Affiliates:
Investment advisory fees	21,253
Deferred compensation to trustees	88,689
Trustees’ fees and officer compensation	1,622
Other accounts payable and accrued liabilities	41,715
Total liabilities	1,439,007
NET ASSETS	$34,661,862

COMPOSITION OF NET ASSETS
Paid in capital	$20,002,244
Undistributed net investment income (loss)	(346,228)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	1,487,421
Unrealized appreciation (depreciation) of investments and written options	13,518,425
NET ASSETS	$34,661,862
Shares outstanding (no par value; unlimited number of shares authorized)	1,644,754
Net asset value and redemption price per share	$21.07

16   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME
Interest	$28,943
Amortization	358
Dividends	217,408
Dividend taxes withheld	(187)
Total investment income	246,522

EXPENSES
Investment advisory fees	124,926
Legal fees	24,611
Audit fees	22,552
Printing and mailing fees	12,298
Trustees’ fees and officer compensation	7,495
Accounting fees	6,555
Custodian fees	5,339
Transfer agent fees	3,513
Fund administration fees	1,044
Other	4,207
Total expenses	212,540
NET INVESTMENT INCOME (LOSS)	33,982

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,194,499
Purchased options	271,713
Foreign currency transactions	(5)
Forward foreign currency contracts	(4,592)
Written options	(56,645)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	2,493,094
Purchased options	(266,703)
Forward foreign currency contracts	3,749
Written options	51,870
NET GAIN (LOSS)	3,686,980
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,720,962

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(Unaudited) Six Months Ended June 30, 2021	Year Ended December 31, 2020

OPERATIONS
Net investment income (loss)	$33,982	$282,361
Net realized gain (loss)	1,404,970	2,591,410
Change in unrealized appreciation/(depreciation)	2,282,010	3,009,991
Net increase (decrease) in net assets resulting from operations	3,720,962	5,883,762

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(2,746,693)	(302,796)

CAPITAL SHARE TRANSACTIONS
Issued	1,297,474	2,338,498
Issued in reinvestment of distributions	2,746,693	302,796
Redeemed	(2,610,240)	(4,081,041)
Net increase (decrease) in net assets from capital share transactions	1,433,927	(1,439,747)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,408,196	4,141,219

NET ASSETS
Beginning of period	$32,253,666	$28,112,447
End of period	$34,661,862	$32,253,666

CAPITAL SHARE TRANSACTIONS
Shares issued	61,968	132,915
Shares issued in reinvestment of distributions	139,608	20,034
Shares redeemed	(124,793)	(238,054)
Net increase (decrease) in capital shares outstanding	76,783	(85,105)

18   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU2017-08 as of January 1, 2020, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Notes to Financial Statements (Unaudited)

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of June 30, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

20   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2017 - 2020 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $88,689 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2021. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended June 30, 2021 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$3,384,623
Proceeds from sales	—	4,364,782

Notes to Financial Statements (Unaudited)

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows*:

Cost basis of investments	$22,304,946
Gross unrealized appreciation	13,703,275
Gross unrealized depreciation	(183,598)
Net unrealized appreciation (depreciation)	$13,519,677

* Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Portfolio’s most recent annual report.

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2021 will be determined at the end of the Portfolio’s current fiscal year.

Distributions for the year ended December 31, 2020 were characterized for federal income tax purposes as follows:

YEAR ENDED DECEMBER 31, 2020
Distributions paid from:
Ordinary income	$136,818
Long-term capital gains	165,978
Return of capital	—

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$645,055
Undistributed capital gains	2,061,491
Total undistributed earnings	2,706,546
Accumulated capital and other losses	(12,695)
Net unrealized gains/(losses)	11,090,987
Total accumulated earnings/(losses)	13,784,838
Other	(99,489)
Paid-in-capital	18,568,317
Net assets applicable to common shareholders	$32,253,666

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the

22   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of June 30, 2021, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2021, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of June 30, 2021, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$710	$1,962
Purchased options(2)	119,288	—
Written options(3)	—	7,100
	$119,998	$9,062

(1)Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)Generally, the Statement of Assets and Liabilities location for Purchased options is investments in securities, at value.

(3)Generally, the Statement of Assets and Liabilities location for Written options is Options written, at value.

Notes to Financial Statements (Unaudited)

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of June 30, 2021:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$115	$—	$—	$115	$—
Northern Trust Company	ISDA	—	1,093	—	—	1,093
State Street Bank and Trust	ISDA	595	869	—	—	274
		$710	$1,962	$—	$115	$1,367

For the period ended June 30, 2021, the volume of derivative activity for the Portfolio is reflected below:*

Volume
Forward foreign currency contracts	610,871
Purchased options	1,610
Written options	2

*Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return, if any, is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Portfolio as June 30, 2021.

Value of Securities On Loan to Broker- Dealers and Banks	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			Excess Amount Due To/(From) Counterparty
	Equity	Fixed Income	Total
$1,243,836	$628,692	$685,860	$1,314,552	$70,716

24   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at June 30, 2021.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$7,417,698	$—	$7,417,698
Convertible Preferred Stocks	2,914,026	126,710	—	3,040,736
Common Stocks U.S.	24,010,165	—	—	24,010,165
Purchased Options	119,288	—	—	119,288
Investment of Cash Collateral For Securities Loaned	—	1,243,836	—	1,243,836
Forward Foreign Currency Contracts	—	710	—	710
Total	$27,043,479	$8,788,954	$—	$35,832,433
Liabilities:
Written Options	$7,100	$—	$—	$7,100
Forward Foreign Currency Contracts	—	1,962	—	1,962
Total	$7,100	$1,962	$—	$9,062

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30, 2021	Year Ended December 31,
		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.57	$17.01	$14.01	$15.54	$14.24	$14.07
Income from investment operations:
Net investment income (loss)(a)	0.02	0.18	0.17	0.18	0.16	0.15
Net realized and unrealized gain (loss)	2.27	3.57	3.38	(0.85)	2.03	0.74
Total from investment operations	2.29	3.75	3.55	(0.67)	2.19	0.89
Less distributions to common shareholders from:
Net investment income	(0.05)	(0.09)	(0.26)	(0.21)	(0.13)	(0.35)
Net realized gains	(1.74)	(0.10)	(0.29)	(0.65)	(0.76)	(0.37)
Total distributions	(1.79)	(0.19)	(0.55)	(0.86)	(0.89)	(0.72)
Net asset value, end of period	$21.07	$20.57	$17.01	$14.01	$15.54	$14.24
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value(c)	11.78%	22.43%	25.56%	(4.39)%	15.51%	6.32%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses	1.28% (d)	1.29%	1.35%	1.35%	1.48%	1.57%
Net investment income (loss)	0.20% (d)	1.01%	1.09%	1.15%	1.05%	1.07%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$34,662	$32,254	$28,112	$24,041	$26,887	$24,941
Portfolio turnover rate	10%	45%	21%	22%	32%	29%

(a)Net investment income allocated based on average shares method.

(b)Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If they did, performance would be lower.

(c)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(d)Annualized.

26   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Advisors Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio (the “Portfolio”), the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), as of June 30, 2021, and the related statements of operations, changes in net assets, and the financial highlights for the six-month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Portfolio for the year ended December 31, 2020 and the financial highlights for each of the five years then ended, and in our report dated February 11, 2021, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Portfolio’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

August 6, 2021

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the management of Calamos Growth and Income Portfolio (“Portfolio”), a series of the Trust, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 20211, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Portfolio were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2022, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Portfolio took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long- term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Portfolio, which further aligns the interests of the Adviser and its personnel with those of the Portfolio’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Portfolio’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Portfolio’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser’s investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over the one-, three-, five- and ten-year periods ended March 31, 2021, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider.

The Board considered that the Portfolio outperformed its Category median for the three- and five-year periods and underperformed its Category median for the remaining periods. The Board further noted that the Portfolio ranked in the 1st quartile of its Category for the three- and five-year periods.

1The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

28   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and sponsorship of the Portfolio. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its intermediate-term performance record.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

KCLSAN 2146 2021

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless accompanied by a currently effective prospectus of the Portfolio.

A description of the Calamos Proxy Voting Policies and Procedures and the Portfolio’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Portfolio files a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the commission’s website at www.sec.gov.

Item 1(b).

Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

Not applicable. The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics — Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 11, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	August 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 11, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	August 11, 2021